As filed with the Securities and Exchange Commission on February 28, 2011

File Nos. 333-69326 and 811-10495

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	15	[	X	]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	17	[	X	]

Fort Pitt Capital Funds

(Exact Name of Registrant as Specified in Charter)

680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220

(Address of Principal Executive Offices) (Zip Code)
(412) 921-1822
(Registrant’s Telephone Number, Including Area Code)

Robert J. Dickson, 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220

(Name and Address of Agent for Service)

Copies to:

John W. Lewis, Esq.
Gregory A. Gross, Esq.
Metz Lewis, LLC
11 Stanwix Street, 18th Floor
Pittsburgh, PA 15222

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on February 28, 2011 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 15 to the Registration Statement of Fort Pitt Capital Funds (the “Fund”) is being filed for the purpose of updating the Fund’s annual financial information.

FORT PITT CAPITAL TOTAL RETURN FUND

(TICKER SYMBOL: FPCGX)

PROSPECTUS

February 28, 2011

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities and does not guarantee the accuracy or completeness of this Prospectus.  It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS

Page

SUMMARY SECTION	1
MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	5
INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES	5
PRINCIPAL RISKS OF INVESTING IN THE FUND	6
PORTFOLIO HOLDINGS INFORMATION	7
INVESTMENT ADVISOR AND PORTFOLIO MANAGEMENT TEAM	7
PURCHASING SHARES	9
SELLING SHARES	11
ACCOUNT OPTIONS	13
RETIREMENT INVESTING	14
ACCOUNT INFORMATION	14
MARKETING AND DISTRIBUTION ARRANGEMENTS	16
DISTRIBUTIONS AND TAXATION	17
INDEX DESCRIPTIONS	17
FINANCIAL HIGHLIGHTS	18
NOTICE OF PRIVACY POLICY	PP-1

SUMMARY SECTION

Investment Objective: The Fort Pitt Capital Total Return Fund (the “Fund”) seeks to realize the combination of long-term capital appreciation and income that will produce maximum total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charges (Load) Imposed on Purchases as a percentage of offering price	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	1.20%
Acquired Fund Fees and Expenses (1)	0.02%
Total Annual Fund Operating Expenses	2.22%
Less: Fee Waiver and/or Expense Reimbursement (2)	-0.96%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)(2)	1.26%

(1)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that mutual funds incur from investing in the shares of other mutual funds and exchange-traded funds (“Acquired Fund(s)”).  The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFE.

(2)
Fort Pitt Capital Group, Inc. (the “Advisor”) has entered into an Expense Waiver and Assumption Agreement (the “Agreement”) with Fort Pitt Capital Funds (the “Trust”), on behalf of the Fund.  Under the Agreement, the Advisor has contractually agreed to waive its all or a portion of its management fees and reimburse the Fund for expenses to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding interest, taxes, brokerage commissions, AFFE and extraordinary expenses) do not exceed 1.24% of the Fund’s average daily net assets.  Under certain conditions, the Advisor may recapture any fees or expenses it has waived or reimbursed within a three-year period starting from the inception of the Fund and rolling forward on a monthly basis.  The Agreement’s term expires on May 17, 2012. For the Fund's most recent fiscal year, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding AFFE) were 1.24%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$602	$1,102	$2,479

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies of the Fund:  The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.

The Fund will invest primarily in common stocks of large and mid-sized U.S. companies that the Fund’s Advisor considers to be profitable and which have returns on equity near or higher than their peers, and the Advisor believes are undervalued as measured by price-to-earnings (“P/E”) ratio.

A portion of the Fund’s assets may also be invested in fixed income investments (primarily U.S. government obligations) when the Advisor determines that prospective returns from fixed income securities are competitive with those of common stocks.  The Fund also may invest up to 10% of its net assets in the securities of foreign issuers, and may invest without limit in American Depositary Receipts (“ADRs”), which are equity securities traded on U.S. exchanges, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

With respect to the selection of stocks which the Fund invests in, the Advisor identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms.

The Advisor may sell a stock when it believes the underlying company’s intrinsic value has been fully realized, when growth prospects falter due to changing market or economic conditions, or when earnings fail to meet the Advisor’s expectations.

Principal Risks of Investing in the Fund:  The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The principal risks that could adversely affect the Fund’s net asset value (“NAV”), yield and total return include:

Stock Market Risks. The risk that common stocks the Fund primarily holds in its portfolio may decline in value due to fluctuating market, economic and business risks which affect individual companies, industries or securities markets.

Interest Rate Risks.  The risks associated with a trend of increasing interest rates which results in drop in value of fixed income and other debt securities.

Foreign Securities Risk.  Foreign securities are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

American Depositary Receipts (“ADRs”) Risks:  American Depositary Receipts are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

Small Capitalization Company Risks.  The risks associated with investing in small capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

Recent Events.  The risks associated with recent dramatic market volatility in U.S. and international markets.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.fortpittcapital.com or by calling the Fund toll-free at 1-866-688-8775.

2

Annual Total Returns as of 12/31

During the period shown on the bar chart, the Fund’s highest and lowest quarterly returns are shown below:

Highest Quarter:		Lowest Quarter:
Q2 ended June 30, 2003	22.37%	Q4 ended December 31, 2008	-21.34%

Average Annual Total Returns
For the Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception (December 31, 2001)
Fort Pitt Capital Total Return Fund
Return Before Taxes	15.40%	0.49%	5.85%
Return After Taxes on Distributions	15.23%	0.17%	5.52%
Return After Taxes on Distribution and Sale of Fund Shares	10.24%	0.42%	5.11%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	17.87%	3.21%	4.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.01%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes, and after taxes on distributions, because it may include a tax benefit resulting from the capital losses that would have resulted.

Management

Investment Advisor: Fort Pitt Capital Group, Inc. is the Fund’s investment advisor .

Portfolio Managers: Charles A. Smith has served as the Fund’s Lead Portfolio Manager since its inception in December 2001.  Mr. Smith is Executive Vice President, Chief Investment Officer, and a founder of the Advisor and currently serves as Vice President and Treasurer for Fort Pitt Capital Funds.  Douglas W. Kreps has served as the Fund’s Portfolio Manager since its inception in December 2001.  Mr. Kreps is a Director of the Advisor and also serves as Chairman of the Advisor’s Investment Policy Committee.

3

Purchase and Sale of Fund Shares:

You may purchase, exchange (into the First American Prime Obligations Fund) or redeem Fund shares by written request via mail (Fort Pitt Capital Total Return Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-866-688-8775, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer or purchase additional Fund shares through the Internet at www.FortPittCapital.com.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  To redeem Fund shares, investors must submit their request to the Fund by 4:00 p.m. Eastern time to receive the NAV calculated on that day. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
Qualified Retirement Accounts	$2,500	Any amount
Coverdell Education Savings Accounts	$2,000	Any amount
Automatic Investment Plan Participation	$1,000	$100

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

  4

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES

Investment Goal
The investment goal of the Fund is to realize the combination of long-term capital appreciation and income that will produce maximum total return.  This goal is non-fundamental, which means that it may be changed or modified in the future by action of the Fund’s Board of Trustees without shareholder approval.  Shareholders will receive advance written notice of any change in the Fund’s goal.

Principal Investment Strategies
The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.

Because the Fund seeks to produce maximum total return, it will invest primarily in common stocks of large and mid-sized U.S. companies.  A portion of its assets may also be invested in fixed income investments (primarily U.S. government obligations).  The percentage of assets allocated between equity and fixed income securities is flexible rather than fixed.  The Fund currently considers companies with a market capitalization between $1 billion and $5 billion to be mid-sized companies and companies with a market capitalization over $5 billion to be large-sized companies.  The Fund also may purchase small capitalization stocks (companies with less than $1 billion in market capitalization), or preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock.

Under normal market conditions, the Fund primarily invests in domestic (U.S.) common stocks that the Advisor considers to be profitable and which have returns on equity near or higher than their peers, and the Advisor believes are undervalued as measured by price-earnings (“P/E”) ratio.  The Fund may invest a portion of its total assets in shares of companies which sell at an above-average P/E ratio or are not yet profitable, but show a dominant share of revenue in a rapidly growing or emerging industry, such as technology and biotechnology.  Accordingly, the Advisor seeks to invest in companies with the potential for strong growth with a comparatively low P/E ratio.

When the Advisor determines that prospective returns from fixed income securities are competitive with those of common stocks, it may invest Fund assets in fixed income investments (primarily U.S. government obligations).  In its analysis, the Advisor compares the valuation of the Standard & Poor’s 500® Composite Price Index™ (“S&P 500® Index”) to historical valuations as well as to the yield to maturity of long-term U.S. Treasury bonds.  This comparison is based on the value of the S&P 500® Index and the expected earnings of the S&P 500® Index.  If the Advisor deems the S&P 500® Index to be overvalued on a risk-adjusted basis relative to long-term U.S. Treasury bonds, the Fund may invest in fixed income securities.  Although there is no limit or minimum on the amount of Fund assets that may be invested in fixed income investments, the Advisor anticipates that such investments will be no more than one-third of the Fund’s total assets.

The Fund also may invest up to 10% of its net assets in the securities of foreign issuers, and may invest without limit in ADRs, which are equity securities traded on U.S. exchanges, including the NASDAQ Global Market®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares.

Temporary Defensive Investments.  The Fund intends to remain primarily invested in common stocks and other equity securities under normal market conditions. However, the Fund has authority to invest up to 100% of its assets in short-term money market instruments for temporary defensive purposes when the Advisor believes market, economic or other conditions are unfavorable for investors.  In temporary defensive situations, the Fund will be unable to pursue its investment goal of long-term capital appreciation and income.

Cash Management. The Fund may also temporarily invest in money market instruments or in U.S. Treasury bills during times when excess cash is generated from new sales of the Fund’s shares, when income is paid on securities held by the Fund or when cash is held pending investment in suitable stocks or other fixed income securities.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses due to the Fund’s pro rata portion of such money market fund’s advisory fees and operational expenses.

5

Stock Selection Process.  The Advisor identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms.  When analyzing a company’s growth prospects, the Advisor considers the growth in a company’s market share and unit sales, as well as growth in overall revenues and earnings per share.  The Advisor uses a proprietary database containing detailed financial information for over 6,000 companies to analyze comparative growth rates, and looks for companies that are growing substantially faster than their peers in the same industries.  The Advisor determines whether a company’s growth rate can be sustained over time by analyzing the fundamental financial strength of the company, as evidenced by its debt burden or its ability to generate excess cash.

Once the Advisor identifies a company that it has determined would fit the Fund’s investment strategy, it seeks to purchase the company’s stock at reasonable prices.  Using fundamental financial statement analysis, the Advisor compares a company’s P/E ratio with its growth rate, in order to evaluate the price of the stock relative to its future earnings.  The Advisor generally seeks companies with P/E multiples as low as one times the company’s growth rate.  When deciding between two companies that may fit the Fund’s investment strategy, the Advisor will normally choose the company which has a lower P/E compared to its growth rate.  This approach is designed to enable the Fund to pay a lower price for the future earnings stream of one company versus another company with a similar earnings stream.

The Advisor purchases stocks for the Fund with the intention of holding them for at least three to five years.  The Advisor will sell a stock when it believes the underlying company’s intrinsic value has been fully realized, when growth prospects falter due to changing market or economic conditions, or when earnings fail to meet the Advisor’s expectations.  Although the Advisor intends to hold stocks for three to five years, it may sell stocks and other investments regardless of how long they have been held.  When the Advisor sells individual stocks, it attempts to manage the liquidation process to take advantage of longer holding periods for favorable capital gains tax rates in order to optimize after-tax returns to Fund shareholders.

Fixed Income Security Selection Process.  The Advisor also identifies for investment by the Fund of fixed income securities (primarily U.S. Government obligations).  The Advisor seeks fixed income investments that it considers as investment grade instruments.  For purposes of the Fund, it determines whether the security is “investment grade” by considering if it is at the time of purchase, an “investment grade” debt instrument as rated by a nationally recognized statistical rating organization.  Investment grade debt securities are generally considered to be those rated “Baa” or better by Moody’s Investors Service©, Inc. (“Moody’s”) or “BBB” or better by Standard & Poor’s®, or if the security is unrated, as determined to be of comparable quality by the Advisor.  A fixed income security may also be selected if it is issued under favorable terms in light of the then state of the fixed income and equity investment markets, the most important terms of which would be duration and interest rate.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investments in securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, therefore, the Fund may not achieve its investment objective.  Since the price of securities the Fund holds may fluctuate, the value of your investment in the Fund may also fluctuate and you could lose money.  An investment in the Fund should be considered a long-term investment, one with a minimum investment horizon of three to five years.  The Fund’s success depends on the skill of the Advisor in evaluating, selecting and monitoring the Fund’s investments.  If the Advisor’s conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.  Although the Advisor selects stocks based upon what the Advisor believes to be their potential for long-term earnings growth, there can be no assurance that this potential will be realized.

The principal risks of investing in the Fund are described below.  These risks could adversely affect the net asset value, total return, and value of the Fund and your investment in the Fund.

Stock Market Risks. The Fund intends to hold primarily common stocks.  Although common stocks historically have outperformed other asset classes over the long-term, they are subject to market, economic and business risks that fluctuate, sometimes significantly, over the short-term.  These fluctuations may result from factors affecting individual companies, industries, or the securities markets generally.

6

Interest Rate Risks. Since the Fund also intends to invest in fixed income securities, it is subject to risks which affect the bond markets in general, including changes in economic conditions and increases in interest rates.  When interest rates rise, the market value of fixed income securities declines.

Foreign Securities Risk.  Foreign securities may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

American Depositary Receipts (“ADRs”) Risks:  American Depositary Receipts are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

Small Capitalization Company Risk:  Investments in small capitalization companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Recent Events.  Recently, U.S. and international markets experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  The U.S. and foreign governments have taken numerous steps to alleviate conditions negatively impacting their markets.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).  The SAI is available by contacting the Fund c/o U.S. Bancorp Fund Services, LLC, at 1-866-688-8775.

INVESTMENT ADVISOR AND PORTFOLIO MANAGEMENT TEAM

Fort Pitt Capital Group, Inc., located at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220, serves as the Fund’s investment advisor (the “Advisor”).  The Advisor is registered as an investment advisor with the U.S. Securities and Exchange Commission (“SEC”).  The Advisor is responsible for managing the investment of the Fund’s portfolio of securities.  The Advisor identifies companies for investment, determines when securities should be purchased or sold by the Fund and selects brokers or dealers to execute transactions for the Fund’s portfolio.

7

Founded in 1995, the Advisor currently manages approximately $1 billion of client assets, of which approximately $450 million is invested in equity securities as of December 31, 2010.  As of that date, the Advisor had approximately 1,400 client relationships, including families, individuals, foundations and other organizations or entities.  The Fund was organized in order to provide investors with a cost-efficient opportunity to invest according to the Advisor’s long-term equity investing philosophy, without being required to maintain a large account balance.  Despite its goal of being cost efficient, the Fund does incur investment advisor fees.

The Advisor is entitled to receive a management fee from the Fund.  The Advisor’s fee schedule provides that the Fund will on a monthly basis pay the Advisor at an annual rate of 1.00% on assets of up to $100 million, 0.90% on assets between $100 million and $1 billion and, 0.80% on assets over $1 billion.  However, the Advisor has contractually agreed through May 17, 2012 to waive all or a portion of the management fee, and/or to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions, AFFE and extraordinary expenses) in order to limit the Fund’s net annual operating expenses to 1.24%.  On May 17, 2012, the Advisor’s contractual waiver will automatically renew for another year (through May 17, 2013) unless the Trust or Advisor gives the other at least thirty days prior notice.  Under certain conditions, the Advisor shall be entitled to recoup fees waived for a period of three years from the date such fees were waived.  During the fiscal year ended October 31, 2010, for its services the Advisor received $14,237 from the Fund, or 0.04% of average daily net assets, net of waiver.

A discussion regarding the basis for the Board of Trustees’ annual approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s Semi-Annual report to Fund shareholders for the period ended April 30.

Recent Events – Reorganization.  On January 6, 2011, the Board of Trustees of the Trust approved a proposed form of Agreement and Plan of Reorganization (the “Plan”) relating to the Fund, conditional upon the occurrence of certain additional events.  Under the proposed Plan, the Fund would seek shareholder approval to reorganize into a series of Advisors Series Trust, a Delaware statutory trust.  This series of Advisors Series Trust (the “Acquiring Fund”) would use the same name as the current Fund, namely the “Fort Pitt Capital Total Return Fund.”

The Acquiring Fund would have substantially the same investment objective, strategies and risks of the current Fund, however, the Acquiring Fund would not be a series of the Trust.  The Plan sets forth the terms and conditions by which the current Fund would transfer its assets to the Acquiring Fund in exchange for shares of the current Fund.  The current Fund would then subsequently distribute those Acquiring Fund shares to the current Fund’s shareholders (the “Reorganization”).  The Acquiring Fund shares distributed to the shareholders of the Fund will have the same aggregate net asset value as the shares held on the date of the Reorganization and will not affect the value of your account in the Fund at the time of Reorganization.  The Reorganization is expected to be tax-free to the Fund and its shareholders.

The Board of Trustees of Advisors Series Trust approved the creation of the Acquiring Fund on January 27, 2011.

If the Fund’s current shareholders approve the Plan, Charles A. Smith and Douglas W. Kreps, of Fort Pitt Capital Group, Inc., the current Fund’s investment advisor, would continue to serve as investment advisor to the Acquiring Fund upon the completion of the Reorganization.  Since the Acquiring Fund would be a series of Advisors Series Trust, the current Fund’s Board governance and certain shareholder servicing functions would also change.

It is anticipated that during the first quarter of 2011, current Fund shareholders will receive a proxy statement providing them with information about the Acquiring Fund and requesting their votes on the proposed Reorganization at a special meeting of shareholders anticipated to be held during the second quarter of 2011.  If approved, the proposed Reorganization is expected to take place shortly after the special meeting of shareholders.

The Advisor uses a team approach for security selection and decision-making.  The members of the portfolio management team are Charles A. Smith and Douglas W. Kreps, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Charles A. Smith and Douglas W. Kreps have a significant ownership interest in the Advisor.  The backgrounds of Messrs. Smith and Kreps are found below.

8

Charles A. Smith Lead Portfolio Manager
Mr. Smith is Executive Vice President, Chief Investment Officer, a director, a shareholder and a founder of the Advisor.  He has served as the Fund’s Lead Portfolio Manager since its inception in December of 2001.  Mr. Smith also currently serves as Vice President and Treasurer of Fort Pitt Capital Funds, a statutory trust organized in the state of Delaware, of which the Fund is a series. He bears the majority of responsibility for selecting investments in the Fund.  Previously, Mr. Smith was employed at Bill Few Associates, an investment management firm, where he served as Chief Investment Officer and Investment Policy Committee member (1992-July 1995), and as a member of the Board of Directors and a shareholder (April 1994-July 1995).  Mr. Smith also served as a portfolio manager for the Muhlenkamp Fund (1988-1991), and was an analyst and portfolio manager at Muhlenkamp and Company, a money management company (1983-1991).  He is a 1981 graduate of Pennsylvania State University.

Douglas W. Kreps, CFA Portfolio Manager
Mr. Kreps is a Director of the Advisor, as well as one of its principal shareholders.  Mr. Kreps also serves as Chairman of the Advisor’s Investment Policy Committee (1995 to present). Additionally, Mr. Kreps has served as the Fund’s Portfolio Manager since its inception in December of 2001, and his main role is to ensure that the Fund’s investments are consistent with Prospectus disclosure.  His responsibilities include the selection of investment classes, portfolio allocations, and the evaluation of mutual funds.  He also oversees trading and operations for managed accounts.  Previously, Mr. Kreps was employed at Bill Few Associates, an investment management firm, where he established the client review department, worked with the private investment management division overseeing $195 million in client assets, and served on the Investment Policy Committee (1992-1995).  He is a 1991 graduate of Bowdoin College in Brunswick, Maine, and earned his Chartered Financial Analyst (CFA) designation in 1999.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares.

PURCHASING SHARES

You may purchase shares of the Fund without any sales charge directly from the Fund or through certain investment advisors, financial planners, brokers, dealers or other investment professionals authorized by the Fund to act as the Fund’s agent for purchasing shares.  Shares are also available through “fund supermarkets” or similar programs that offer access to a broad array of mutual funds.  Such agents are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf.  Please note that your broker or other agent may charge you a fee when you purchase shares of the Fund.  The broker or other agent is also responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive a copy of the Fund’s Prospectus.  A completed application must be submitted to the Fund or the Fund’s agent, along with payment of the purchase price by check or wire.  The Fund reserves the right to reject any purchase order or to suspend the offering of its shares.  Shares of the Fund are not available for purchase by foreign investors. Please note that purchase instructions, mailing addresses and telephone numbers are set forth in the section of this Prospectus entitled “Account Information” as well as in the Fund’s Application.  Please call toll free 866-688-8775 with any questions.

Minimum Investments.  The minimum initial investment is $2,500 and each additional investment must be at least $100.  If you choose to participate in the AIP, the minimum initial investment is $1,000.  The AIP requires a minimum additional investment of $100 per month, which is automatically deducted from your checking or savings account.  The minimum initial investment for qualified retirement accounts is $2,500 ($2,000 for Coverdell Education Savings Accounts) and there is no minimum for subsequent investments.  The Fund may change or waive its policies concerning minimum investment amounts at any time.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Fund’s transfer agent at 866-688-8775 if you need additional assistance when completing your Application.

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If the Fund’s transfer agent does not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until sufficient information is received.  The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Compliance Officers (“AML Officers”), subject to the oversight of the Board of Trustees.  The AML Officers are responsible for establishing, maintaining and enforcing the terms of the Program.  Their duties also include proper record-keeping, periodic reporting to the Trust’s Board of Trustees, and ensuring that the Program complies with changes to applicable law.

Purchase Price.  You may buy shares at the Fund’s NAV, which is calculated as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern time) every day the exchange is open.  Your order will be priced at the next NAV calculated after your order is received in good order by the Fund.  All orders received in good order after the close of trading on the NYSE will be priced at the next business day’s NAV.

The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding.  The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.  Certain short-term securities are valued on the basis of amortized cost.  The Fund’s securities are valued each day at their market value, which usually means the last quoted sale price on the security’s principal exchange on that day.  If market quotations are not readily available, securities will be priced at their fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees.  The Fund may use independent pricing services to assist in calculating the NAV.

Fair Value Pricing. The Fund has implemented procedures which are used to determine the prices of securities held in the Fund’s portfolio, as well as the Fund’s daily NAV.  Generally, if market quotations do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Trust’s Board of Trustees believes accurately reflects fair value.

In the event it is necessary to determine fair value of a particular security, the Trust’s Valuation Committee will undertake the valuation.  The criteria which are reviewed to determine fair value include: (a) fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities in question; and (c) the forces which influence the market in which those securities are purchased and sold.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.  In the case of portfolio securities, lack of information and uncertainty about the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value.  Fair values generally remain unchanged until new information becomes available.  Consequently, changes in the fair value of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Frequent Trading or Market Timing.  The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.  Frequent trading or market timing, which the Fund generally defines as engaging in more than four (4) transactions out of the Fund within a calendar year, can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.  Therefore, the Fund does not believe it is in the interests of its shareholders to accommodate market timing, and has adopted policies and procedures designed to combat these practices.

To discourage market timing activity, the Fund may restrict or refuse purchase or exchanges by market timers.  The Fund reserves the right to reject any purchase or exchange request that the Fund regards as disruptive to efficient portfolio management.  Furthermore, a 2.00% redemption fee is imposed on all Fund shares held for 180 days or less.  Please see “Redemption Fees” below.

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The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion.  Investors who engage in abusive trading practices will be notified of the Fund’s adverse view of market timing, and the Fund may terminate these relationships.  In making such judgments, the Fund will seek to act in a manner that they believe is consistent with the best interests of shareholders.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Additionally, the personnel of the Fund’s Advisor periodically review Fund purchase and redemption activity.  If there is a liquidation of Fund shares, the Advisor may attempt to determine who redeemed the shares, for what reason, and whether the seller was engaging in market timing.  If it is determined that market timing may have occurred, the Advisor may use some of the techniques described above to address the situation.  Except as indicated below, the Fund applies these restrictions uniformly to all accounts.

Due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. Moreover, the Fund’s ability to monitor and discourage abusive trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is limited because the Fund does not have direct access to the underlying shareholder account information.  However, consistent with recent SEC rulemaking, the Fund has taken steps to ensure that certain shareholder information agreements exist with certain financial intermediaries. These agreements  require such intermediaries to provide, at the Fund’s request, certain shareholder identity and transaction information, including within omnibus accounts, and to carry out instructions from the Fund to restrict or prohibit further purchases or exchanges by a shareholder whom the Fund has identified as having engaged in trading that violates the Fund’s market-timing policies.

Redemption Fees.  The Fund charges a 2.00% redemption fee on the redemption or exchange of Fund shares held for 180 days or less.  This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term market timers that engage in the frequent purchase and sale of Fund shares.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if an investor bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the investor’s proceeds.  Redemption fees will not apply to shares acquired through the reinvestment of dividends or to redemptions under a Systematic Withdrawal Plan.  Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee.

Inactive Accounts. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your state's abandoned property laws.

Householding.  To reduce expenses, the Fund may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-688-8775. The Fund will begin sending you individual copies 30 days after receiving your request.

SELLING SHARES

You may sell your shares at any time.  The sale price will be the next NAV calculated after your order is received in good order by the Fund’s transfer agent, or by certain third parties who are authorized to accept redemption requests on the Fund’s behalf.  No fees are imposed by the Fund when shares are sold, except those Fund shares sold after being held for 180 days or less will be subject to a redemption fee (payable directly to the Fund) of 2.00% of the sale proceeds.  There is a $15.00 fee that the Fund’s transfer agent may assess if you choose to redeem shares by a bank wire transfer.  This fee is subject to change.  You may receive your sale proceeds by check, wire transfer, or electronic funds transfer (“EFT”) (Please contact the Fund for more information on how to enroll for EFT).  Please note that selling instructions, mailing addresses and telephone numbers are set forth in the section entitled “Account Information” of this Prospectus, as well as in the Fund’s Application.  Please call toll free 866-688-8775 with any questions.

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How To Sell.  You may sell your shares by giving instructions to the Fund’s transfer agent by mail or by telephone.  In order to sell by telephone, you will need to elect the telephone redemption option on the Application. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.  During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement and the Fund reserves the right to suspend this privilege.  Telephone redemptions are limited to amounts of $500 or greater, but less than $50,000.  The Fund may suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law or as determined by the SEC.

Certain written requests to sell shares require a signature guarantee.  To protect the Fund and its shareholders, a signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Fund’s Transfer Agent within the last 30 days; and
•	For all redemptions of $50,000 or more from any shareholder account.

Non financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program (“SVP”) member or other acceptable form of authentication from a financial institution source.  You can get a SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

The Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees help protect both you and the Fund from fraud.    Please call the Fund to learn if a signature guarantee is needed, or to make sure that it is completed appropriately in order to avoid any processing delays.

Sale Proceeds.  The Fund is responsible for processing requests to sell shares on a timely basis.  Proceeds are normally sent on the next day after receipt in good order of selling instructions (if received before the close of regular trading on the NYSE).

•
For those shareholders who redeem shares by mail, the Fund’s transfer agent will mail a check in the amount of the redemption proceeds no later than seven (7) days after it receives the redemption request in good order with all required information.

•
For those shareholders who redeem by telephone, the Fund’s transfer agent will either mail a check in the amount of the redemption proceeds no later than seven (7) days after it receives the redemption request in good order, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire.  There is a $15.00 fee for each wire transfer.  Proceeds may also be sent to a predetermined bank account by EFT through the Automated Clearing House (“ACH”) network if the shareholder’s financial institution is a member.  There is no charge to have proceeds sent via ACH, however, funds are typically credited within two to three days after redemption.  However, the Fund may direct the Fund’s transfer agent to pay the proceeds of a telephone redemption on a date no later than seven (7) days after the redemption request.

If the shares being sold have recently been purchased by check, the Fund reserves the right not to make the sale proceeds available until it reasonably believes that the check has been collected, which may take up to twelve (12) days.  Sale proceeds may be wired to your designated bank account at any commercial bank in the United States if the amount is $500 or more.  The receiving bank may charge a fee for this service.

Redemption-in-Kind. The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund reserves the right to pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).  A redemption-in-kind may be made if the amount redeemed is large enough to affect Fund operations, or if the redemption would otherwise disrupt the Fund.  For example, the Fund may redeem shares in-kind if the amount represents more than 1% of the Fund’s net assets.  A redemption in-kind is a taxable transaction to the redeeming shareholder, who likely will pay brokerage costs and other charges to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.  No redemption or other fees are charged by the Fund on a redemption-in-kind transaction.  If the Fund pays a redemption-in-kind, you will bear any market risks associated with such securities until they are converted into cash.

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Redemption Fee. The Fund will assess a 2.00% fee on redemptions and exchanges of shares that are held for 180 days or less.  This fee will be paid to the Fund to help offset transaction costs and administrative expenses.  Redemption fees will not apply to shares acquired through the reinvestment of dividends or to redemptions under a Systematic Withdrawal Plan.  Although the Fund has the goal of applying this redemption fee to such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee.  If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.  The Fund reserves the right, at its discretion, to lower or waive the amount of this fee upon at least a sixty (60) day notice to shareholders.

Accounts with Low Balances.  If the value of your account falls below $1,000 due to redemptions and not market action, the Fund may mail you a notice requesting that you increase your balance.  If your account value is still below $1,000 sixty (60) days after receipt of such request, the Fund may automatically close your account and send you the proceeds.  You will not be charged a redemption fee if your account is closed for this reason.

ACCOUNT OPTIONS

Automatic Investment Plan (“AIP”).  Shareholders who wish to make regular additional investments on a monthly basis in amounts of $100 or more to an existing Fund account may do so through the Fund’s AIP.  Under the AIP, your designated bank or other financial institution debits a preauthorized amount from your checking account on a business day of your choosing and applies the amount to the purchase of Fund shares.  In order to participate in the plan, your bank must be a member of the ACH network.  The Fund does not charge a fee for participating in the AIP.  However, U.S. Bancorp Fund Services, LLC (”USBFS” ) will charge a $25 service fee for any purchase under the AIP that does not clear.  To participate in the AIP, you must complete the AIP Application, which may be obtained from the Fund.  Any request to change or terminate your AIP should be submitted to the Fund’s transfer agent five (5) days prior to the effective date.  The Fund reserves the right to suspend, modify or terminate the AIP without notice.

Exchange Privileges.  You may exchange all or a portion of your shares in the fund for shares of the First American Prime Obligations Fund.  The shareholders of this fund may also exchange into the Fund.  The minimum initial exchange amount into the First American Prime Obligations Fund is $2,500.  Subsequent exchanges must be in the amount of $100 or more.  Once the Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund's next determined NAV.  Exchange transactions are subject to the Fund's 2.00% redemption fee.  This exchange privilege may be changed or canceled by the Fund at any time upon a sixty (60) day notice.  Exercising the exchange privilege consists of two transactions: a sale of one fund and the purchase of another.  As a result, there may be tax consequences of the exchange.  The Fund reserves the right to refuse the purchase side of any exchange that would not be in the best interest of the Fund or would interfere with Fund management or operations (please see “Market Timing” above).  Before exchanging into the First American Prime Obligations Fund, you should read its current prospectus.  To obtain the First American Prime Obligations Fund prospectus and the necessary exchange authorization forms, call the Fund’s transfer agent.  This exchange privilege does not constitute an offering or recommendation on the part of the Fund or Advisor of an investment in the First American Prime Obligations Fund.

Systematic Withdrawal Plan (“SWP”).  Shareholders may elect to participate in the Fund’s Systematic Withdrawal Plan.  By making this election, you can arrange for automatic withdrawals from your Fund account into a pre-authorized bank account according to the schedule you select, which may be on a monthly, quarterly or annual basis or in certain designated months.  The Fund does not charge a fee for participating in the SWP.  The Systematic Withdrawal option may be in any amount you select, subject to a $250 minimum.  To begin distributions, you must have a Fund account valued at $10,000 or more.  To activate the SWP, you must make your request in writing (or on the Fund’s Application upon opening your account), and provide the signature(s) of the owner(s) exactly as the account is registered.  Requested withdrawals require that shares be redeemed each period to raise money to make the payments.  These redemptions may be a taxable event for you.  You may receive your periodic withdrawal by check or EFT, if enrolled in this program.  Payment may also be sent to your preauthorized bank account through the ACH network if your financial institution is a member.  Your preauthorized bank account information must be maintained on your Fund account.  Normally, shareholders should not make automatic investments in the Fund at the same time they are receiving systematic withdrawals because such shareholders could realize capital gains on the systematic withdrawals from that Fund while they are automatically investing in that Fund.  Redemptions made under the systematic withdrawal plan will not be subject to the redemption fee.  The Fund may terminate the SWP at any time by written notice. If you desire to change or terminate your participation in the SWP, you should notify the Fund’s transfer agent in writing five (5) days prior to the effective date.

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Please call the Fund at 866-688-8775 regarding any of these account options.  Please see the section of this Prospectus entitled “Account Information” for additional account instructions.

RETIREMENT INVESTING

You may purchase Fund shares for use in all types of tax-deferred qualified retirement plans such as IRAs, employer-sponsored retirement plans (including 401(k) Plans), and tax-sheltered custodial accounts described in Section 403(b) of the Internal Revenue Code.  Distributions of net investment income and capital gains will be automatically reinvested in the Fund through such plans or accounts.  Special applications for certain of these plans or accounts are required and can be obtained by calling or writing the Fund.

ACCOUNT INFORMATION

To Open an Account	To Add to an Account	To Sell Shares

Regular Account Minimum: $2,500 ($1,000 for AIP accounts) Retirement Account Minimum: $2,500 ($2,000 for Coverdell Education Savings Accounts)	Regular and AIP Account Minimum: $100 Retirement Account Minimum: None
All requests to sell shares from IRA accounts must be in writing.  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding.

In Writing	In Writing	In Writing
Complete the Application.
Complete the detachable investment slip from your account statement, or if the slip is not available, include a note specifying the Fund’s name, your account number and the name on the account.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

Write a letter of instruction that includes:
- your name(s) and signature(s)
- your account number
- the Fund’s name
- the dollar amount you want to sell
Proceeds will be sent to the address of record unless specified in the letter and accompanied by a signature guarantee.

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To Open an Account	To Add to an Account	To Sell Shares

In Writing	In Writing	In Writing
Mail your Application along with your check(1) made payable to “Fort Pitt Capital Total Return Fund” to:
Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
For overnight mail, use the following address:
Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202

Mail the slip, along with your check(1) made payable to “Fort Pitt Capital Total Return Fund” to:
Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Mail your letter to: Fort Pitt Capital Total Return Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

	By Telephone	By Telephone(2)

If you have not already completed the portion of the Application related to telephone purchases, call 1-866-688-8775 to obtain an Application.  After the request is completed, call to request the amount to be transferred to your account.  If elected on your Application, telephone orders will be accepted via EFT from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the net asset value next calculated after the receipt of your purchase order.

 Once a telephone transaction has been placed, it cannot be canceled or modified.

When you are ready to sell shares, call
1-866-688-8775 and select how you would like to receive the proceeds:
- Mail check to the address of record
- Mail check to a previously designated alternate address
- Wire funds to a previously designated domestic financial institution
- Transfer funds electronically via ACH to a previously designated bank account

Sale of shares by telephone is limited to a
minimum amount of $500 and a maximum
of $50,000.

Once a telephone transaction has been placed, it cannot be canceled or modified.

By Wire	By Wire	By Wire
To open an account by wire a completed Application is required before your wire can be accepted.  The number assigned to your account is a critical part of the wiring instructions below.  Call 1-866-688-8775 to notify the Fund of the incoming wire using the wiring instructions below:

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit: U.S. Bancorp Fund Services
Account #:  112-952-137
Further Credit: Fort Pitt Capital Funds, Fort Pitt Capital Total Return Fund
(your account # and account registration)

To make additional investments by wire, call 1-866-688-8775 to notify the Fund of the incoming wire using the wiring instructions to the left.

Wired funds must be received prior to 4:00pm Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you wish to redeem shares by wire, call the Fund at 1-866-688-8775 to be sure the Fund has your bank account information on file and to specify the amount of money you are requesting.  Sale proceeds may be wired to your designated bank account at any commercial bank in United States if the amount is $500 or more.  A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions.  In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance.

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To Open an Account	To Add to an Account	To Sell Shares

Automatically	Automatically	Automatically
Automatic Investment Plan– Indicate on your Application which automatic service(s) you want. Complete and return your Application with your investment.	For All Services – Call us to request a form to add any automatic investing service. Complete and return the form along with any other required materials.
Systematic Withdrawal Plan – Call us to request a form to add the Plan.  Complete the form, specifying the amount and frequency of withdrawals you would like.  To begin participating in the Plan, your account balance must be $10,000 or more.

Internet Transactions
After your account is established, you may set up a PIN number by logging onto www.FortPittCapital.com.  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the Automated Clearing House (ACH) network.  Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member.  You must have indicated on your application that telephone transactions are authorized and also have provided a voided check with which to establish your bank account instructions in order to complete internet transactions.

(1)  All checks should be in U.S. dollars and drawn on U.S. banks.  If your check is returned for any reason, you will be charged a $25 check return fee by the Fund and will be responsible for any losses suffered by the Fund as a result.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

(2) Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.  All telephone calls are recorded for your protection and reasonable procedures are taken to verify the identity of the caller (such as providing your account number and taxpayer identification number).  If such measures are followed to ensure against unauthorized transactions, neither the Trust, the Advisor, the Fund’s transfer agent nor the distributor will be responsible for any losses.  Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by the telephone.  The Fund reserves the right to refuse a request to sell shares by wire or telephone if it is believed the request was not received in good order.  Procedures for selling shares of the Fund by wire or telephone may be modified or terminated at any time.

MARKETING AND DISTRIBUTION ARRANGEMENTS

The Fund’s shares are offered directly from the Fund and through certain financial supermarkets and retirement plans, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals.  The shares are offered and sold without any sales charges imposed by the Fund or Quasar Distributors, LLC, the Fund’s distributor (“Distributor”).

Investment professionals who offer the Fund’s shares generally are paid separately by their individual clients.  If you invest through a third party, you may be charged transaction fees or be subject to a set of different minimum investment amounts.

The Fund has adopted a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, but the Fund does not intend to implement the Distribution Plan or authorize any payments under the Distribution Plan until the Fund has sufficient operating history to warrant such implementation or authorization.

If the Distribution Plan is implemented, the Fund would reimburse the Distributor or others for amounts spent in connection with the sales and distribution of its shares or for shareholder servicing activities.  Distribution activities include the preparation, printing and mailing of prospectuses, shareholder reports and sales materials for marketing purposes, marketing activities, advertising and payments to brokers or others who sell shares of the Fund.  Shareholder servicing activities include ongoing maintenance and service of shareholder accounts for the Fund, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers.  The maximum amount that the Fund would pay is 0.25% per year of the average daily net assets of the Fund.  Because these fees would be paid out of the Fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.  If the Board of Trustees determines it is in the Trust’s best interests to begin charging the Fund fees under the Distribution Plan, the fees would primarily be used to compensate the Distributor and mutual fund supermarkets or retirement plan recordkeepers for their activities on behalf of the Fund and its shareholders.

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USBFS serves as the administrator, transfer agent, and dividend disbursing agent for the Fund.  The Fund may also compensate other parties who provide transfer agency services in addition to those provided by USBFS.  U.S. Bank, N.A. serves as the custodian for the Fund.

DISTRIBUTIONS AND TAXATION

The Fund will distribute substantially all dividends derived from net investment income and net capital gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The amount of any distribution could vary, and there is no guarantee the Fund will make distributions.  Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash.  Additionally, if the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six (6) months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.  There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV.

Distributions made by the Fund are taxable to most investors (unless the investment is in an IRA or qualified retirement plan or account), whether received in cash or reinvested in additional shares.  Dividends derived from net investment income and short-term capital gains are taxed as ordinary income.  Dividends derived from long-term capital gains are taxed as such, regardless of how long you own your shares of the Fund.  The tax status of distributions made to you, whether ordinary income or long-term capital gain, will be detailed in your annual tax statement that the Fund will send to you.  Distributions declared in December, but paid in January are taxable as if they were paid in December.  If you invest in the Fund shortly before it makes a distribution, a portion of your investment may be returned to you in the form of a taxable distribution.

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you: (i) provide your correct social security or taxpayer identification number; (ii) certify that this number is correct; (iii) certify that you are not subject to backup withholding; and (iv) certify that you are a U.S. person (including a U.S. resident alien).  The Fund also must withhold if the Internal Revenue Service (the “IRS”) instructs it to do so.

A redemption or exchange of Fund shares is a taxable event and may result in a capital gain or loss to you if you are subject to tax.  For tax purposes, an exchange of Fund shares for shares of the First American Prime Obligations Fund is the same as a redemption.  In addition, distributions from the Fund or gains from the sale or exchange of Fund shares may be subject to state or local taxes.

Because each person’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences.

INDEX DESCRIPTIONS

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index.  Index returns are adjusted to reflect the reinvestment of dividends on securities in the index, but do not reflect the expenses of the Fund.

The Wilshire 5000 Total Market Index is an unmanaged index commonly used to measure performance of over 5,000 U.S. stocks.

The S&P 500® Index is an unmanaged, capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

17

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available without charge upon request.

	For the Year Ended October 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.38	$10.48	$17.53	$16.61	$15.24

Income (loss) from investment operations:
Net investment income	0.13	0.16	0.15	0.12	0.10
Net realized and unrealized gain (loss) on investments	1.82	0.88	(6.66)	1.43	2.01
Total from investment operations	1.95	1.04	(6.51)	1.55	2.11

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.14)	(0.12)	(0.06)
Distributions from net realized gains	—	—	(0.40)	(0.51)	(0.68)
Total dividends and distributions	(0.15)	(0.14)	(0.54)	(0.63)	(0.74)

Redemption Fees	0.00#	0.00#	0.00#	0.00#	0.00#

Net asset value, end of year	$13.18	$11.38	$10.48	$17.53	$16.61

Total return(1)	17.27%	10.21%	(38.19%)	9.54%	14.38%

Supplemental data and ratios:
Net assets, end of year	$33,211,583	$30,319,941	$29,759,988	$50,835,914	$41,837,711
Ratio of net expenses to average net assets:
Before expense reimbursement and waivers	2.20%	2.22%	1.88%	1.68%	1.80%
After expense reimbursement and waivers	1.24%	1.24%	1.24%	1.36%	1.50%
Ratio of net investment income to average net assets:
Before expense reimbursement and waivers	0.09%	0.56%	0.36%	0.42%	0.41%
After expense reimbursement and waivers	1.05%	1.54%	1.00%	0.73%	0.71%
Portfolio turnover rate	7%	8%	14%	10%	11%

#           Amount is less than $0.01 per share.
(1)           Total return reflects reinvested dividends but does not reflect the impact of taxes.

18

NOTICE OF PRIVACY POLICY

Your privacy is important to us.  We are committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

NOT A PART OF PROSPECTUS

PP-1

FORT PITT CAPITAL TOTAL RETURN FUNDc/o U.S. Bancorp Fund Services, LLCP.O. Box 701
Milwaukee, WI  53201-0701
(866) 688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, Inc.
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT &
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

LEGAL COUNSEL TO THE TRUST
Metz Lewis Brodman Must O'Keefe LLC
11 Stanwix Street, 18th Floor
Pittsburgh, Pennsylvania 15222

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Stradley Ronon Stevens & Young LLP
One Commerce Square, Suite 2600
Philadelphia, Pennsylvania 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

ADDITIONAL INFORMATION

The Fund’s SAI contains additional information about the Fund and is incorporated by reference into this Prospectus.  The Fund’s annual and semi-annual reports to shareholders contain additional information about the Fund’s investments.  The Fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a free copy of these documents by calling or writing the Fund, c/o USBFS at the toll-free number and address shown above.  You also may call the same toll-free number shown above to request other information about the Fund and to make other shareholder inquiries.  The Fund also makes the SAI and the Fund’s annual and semi annual reports available, free of charge, through the Fund’s website at www.fortpittcapital.com.

You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC, or by visiting the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov.  You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room.

The Fund’s Investment Company Act File No: 811-10495

FORT PITT CAPITAL TOTAL RETURN FUND
(Ticker Symbol: FPCGX)

FORT PITT CAPITAL FUNDS
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 688-8775

STATEMENT OF ADDITIONAL INFORMATION
Dated February 28, 2011

This Statement of Additional Information (“SAI”) relates to the Fort Pitt Capital Total Return Fund (the “Fund”), which is a series of Fort Pitt Capital Funds, a registered open-end management investment company commonly known as a mutual fund.  This SAI is not a Prospectus and should be read only in conjunction with the Prospectus for the Fund dated February 28, 2011.  The Prospectus, which contains the basic information you should know before investing in the Fund, may be obtained by writing or calling the Fund at the address and phone number shown above.

The Fund’s most recent Annual Report to shareholders is a separate document supplied with this SAI.  The financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference.

TABLE OF CONTENTS

GENERAL INFORMATION	3
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS	3
INVESTMENT RESTRICTIONS	13
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES	15
Portfolio Holdings Information	17
MANAGEMENT OF THE TRUST	19
INVESTMENT ADVISOR AND ADVISORY AGREEMENT	24
Portfolio Managers	25
MARKETING AND SUPPORT PAYMENTS	26
CODE OF ETHICS	27
PROXY VOTING POLICIES	27
Anti-Money Laundering Program	28
SERVICE AGREEMENTS	28
PORTFOLIO TRANSACTIONS AND TURNOVER	31
SHARES OF BENEFICIAL INTEREST	32
DIVIDENDS	33
ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES	33
FINANCIAL STATEMENTS	35
APPENDIX	36

GENERAL INFORMATION

The Fund is a series of Fort Pitt Capital Funds, a statutory trust organized in the state of Delaware on August 17, 2001 (the “Trust”).  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to issue multiple series and classes of shares.  Each series represents interests in a separate portfolio of investments.  The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001.  The Fund is currently the sole series of the Trust and is classified as a “diversified” series, as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The Fund’s investment goal is long-term capital appreciation and income.  The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.  The Fund’s investment goal is not fundamental, and therefore may be changed in the future by action of the Board of Trustees (or “Board”) of the Trust.  Shareholders would not be asked to vote on any change in the investment goal, but would receive ample advance written notice of any such change.

The Fund’s Prospectus outlines the principal investment strategies of the Fund.  The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information set forth in the Fund’s Prospectus, and includes some information about strategies that are not considered to be principal investment strategies.  The investment practices described below, except for the discussion of the Fund’s fundamental investment restrictions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.  In seeking to meet the investment goal of the Fund, the Fund’s investment advisor, Fort Pitt Capital Group, Inc. (the “Advisor”), may cause the Fund to invest in securities whose characteristics are consistent with the Fund’s investment goal.  The securities in which the Fund may invest include those described below.

Recent Regulatory Events

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis.  These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Common stock is a principal investment of the Fund.

Convertible Securities

Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock, but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.  Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities that are consistent with the Fund’s investment goal and policies.

Debt Securities

Debt securities purchased by the Fund will consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by Standard and Poor’s® (“S&P®”), or Baa or higher by Moody’s Investors Services©, Inc. (“Moody’s”) or determined to be of comparable quality by the Advisor if the security is unrated.  Convertible debt obligations will be rated A or higher by S&P®, or A or higher by Moody’s, or determined to be of comparable quality by the Advisor if the security is unrated.  Bonds in the lowest investment grade category (BBB by S&P® or Baa by Moody’s) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  Fixed income securities (primarily U.S. obligations) are principal investments of the Fund.  See the Appendix to this SAI.

Warrants and Rights

The Fund may invest in warrants; however, not more than 10% of the Fund’s total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.  Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Illiquid securities are considered to include generally, among other things, certain written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven (7) days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.  The Fund’s illiquid investments may include privately placed securities that are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).  Sales of privately placed securities are made in non-public, unregistered transactions shortly before a company expects to go public.  The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be “hot” issues.  There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed.  Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Rule 144A Securities

The Fund may invest in securities that are restricted as to resale, but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the registration requirements of the 1933 Act.  The Board of Trustees of the Trust has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three (3) dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two (2) dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).  Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor’s selection of Rule 144A securities, as well as the Advisor’s determinations as to their liquidity.  Investing in securities under Rule 144A could affect the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  After the purchase of a security under Rule 144A, the Board of Trustees and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a “when, as and if issued” security.  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its custodian bank cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

American Depositary Receipts

The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  The Fund may purchase ADRs whether they are “sponsored” or “unsponsored.”  “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” ADRs are issued without participation of the issuer of the deposited security.  Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.  ADRs may result in a withholding tax by the foreign country or source, which will have the effect of reducing the income distributable to shareholders.

U.S. Government Securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.  The U.S. government does not guarantee the net asset value of the Fund’s shares.  Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

U.S. government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities.  Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches.  If the issuer defaults, the Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.  To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.  Because interest on zero-coupon securities is not distributed on a current basis but is, in effect, compounded, zero-coupon securities tend to be subject to greater market risk than interest-payment securities, such as CATs and TIGRs, which are not issued by the U.S. Treasury, and are therefore not U.S. government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.  Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. government.

Bank Obligations

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase.  The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Foreign Securities

The Fund may invest in securities of foreign companies.  However, the Fund will not invest more than 10% of the value of its net assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or ADRs, on which there are no such limits).  Although the Fund may invest up to 10% of its net assets in foreign securities, the Advisor typically invests only a small portion of the Fund’s portfolio in such securities, if at all.

There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Fund.  Payment of such interest equalization tax, if imposed, would reduce the Fund’s rate of return on its investment.  Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by U.S. corporations.

Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in U.S. corporations.  Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporations.  There may also be less supervision and regulation of foreign stock exchanges, brokers, and listed corporations than exist in the United States.  The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations.  Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries.

Other Investment Companies

The Fund may invest its assets in shares of other investment companies, including money market funds, other mutual funds, closed-end funds or exchange traded funds (“ETFs”).  The Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

In addition to the advisory and operational fees the Fund bears directly in connection with its own operations, the Fund would also bear its pro rata share of each other investment company’s advisory and operational expenses.

Exchange-Traded Funds – ETFs are open-end investment companies whose shares are listed on a national securities exchange.  An ETF is similar to a traditional index mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so.  ETFs that seek to replicate a particular benchmark index are subject to “tracking risk” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.  Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Loans of Portfolio Securities

The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  The Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the U.S. Securities and Exchange Commission (the “SEC”) thereunder, which currently require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments).  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, and will be subject to review by the Board of Trustees.  The Fund will not lend portfolio securities with a value in excess of 33 1/3% of the value of its total assets.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

Borrowing

The Fund may borrow money for temporary or other emergency purposes.  The Fund may also borrow as a temporary measure to facilitate redemptions subject to the fundamental investment restriction described below under the heading “Investment Restrictions.”  The Fund will not borrow money in excess of 33 1/3% of the value of its total assets.  The Fund has no intention of (i) leveraging any of its assets or (ii) increasing its net income through borrowing.  Any borrowings will have the required asset coverage of at least 300%.  In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three (3) days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Futures

The Fund may enter into contracts for the purchase or sale for future delivery of securities.  A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price and future date.  When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.”  This amount is maintained by the futures commission merchant in a segregated account at the custodian bank.  Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Fund may enter into futures contracts and engage in options on futures to the extent that no more than 5% of the Fund’s assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Fund’s assets.

The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.  In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase.  Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract.  Although futures contracts provide for the delivery of securities, deliveries usually do not occur.  Contracts are generally terminated by entering into offsetting transactions.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency.  For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund.  If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  Similarly, when it is expected that interest rates will decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.  Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss.  For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value because it would have offsetting losses in its futures position.  In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market.  The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Transactions using derivative securities, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either:  (1) an offsetting (“covered”) position in securities or other options or futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets as cover or held in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options

The Fund may invest in options that are listed on U.S. exchanges or traded over-the-counter.  Certain over-the-counter options may be illiquid.  Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund’s ability to effectively hedge its securities.  The Fund considers over-the-counter options to be illiquid.  Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.  The Fund may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.  In addition, the Fund will only engage in option transactions (other than index options) to the extent that no more than 25% of its total assets are subject to obligations relating to such options.

Purchasing Call Options – The Fund may purchase call options on securities.  When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation to deliver the underlying security against payment of the exercise price.  The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event it would realize a capital loss that will be short-term unless the option was held for more than one year.

Covered Call Writing – The Fund may write covered call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund’s investment goal.  The advantage to the Fund of writing covered calls is that it receives a premium that is additional income.  However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction.  A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same fund as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.  The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.  Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.  Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.  Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid.  Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period.  Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold.  The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Purchasing Put Options – The Fund may purchase put options.  The Fund will, at all times during which it holds a put option, own the security covered by such option.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date.  The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”).  The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security.  If the security does not drop in value, the Fund will lose the value of the premium paid.  The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.  Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Fund may sell a put option purchased on individual portfolio securities.  Additionally, the Fund may enter into closing sale transactions.  A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options – The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian segregated assets in an amount not less than the exercise price of the option at all times during the option period.  The amount of segregated assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund.  Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security.  In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction.  This is accomplished by buying an option of the same series as the option previously written.  The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Straddles - The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Cover - Transactions using derivative securities, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets as cover or held in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Index Options

The Fund may purchase exchange-listed put and call options on stock indices and sell such options in closing sale transactions for hedging purposes.  The Fund may purchase call options on broad market indices to temporarily achieve market exposure when the Fund is not fully invested.  The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.  The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline.  Put options on market segments may be bought to protect the Fund from a decline in value of heavily weighted industries in the Fund’s portfolio.  Put options on stock indices may be used to protect the Fund’s investments in the case of a major redemption.  While the option is open, the Fund will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”).

Risks of Options

The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

The Fund’s purchases of options on indices will subject them to the following risks described below.  First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.  Accordingly, successful use by the Fund of options on indices is subject to the Advisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted.  If a trading halt occurred, the Fund would not be able to close put options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed.  If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

Third, if the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing.  If such a change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Temporary Investments

Under normal market conditions, the Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with the Fund’s investment goals are not immediately available.  Under these circumstances, the Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets.  Cash equivalents include investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less.  The Fund also may have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable.  In addition, the Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor believes changes in economic, financial or political conditions make it advisable.

Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P®, Moody’s or similar rating by another nationally recognized rating agency.  In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

Repurchase Agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.  As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement.  The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The Fund may not enter into a repurchase agreement having more than seven (7) days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.  In such event, instead of the contractual fixed rate of return, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security.  Although the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest.  The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved.  In connection with each reverse repurchase transaction, the Fund will segregate cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the repurchase price.  Any assets held in any segregated securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  Reverse repurchase agreements are considered borrowings and as such, are subject to the same investment limitations.

Other Investments

The Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund’s investment goal and that it would not violate any fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions:

The Fund has adopted the following fundamental investment restrictions which cannot be changed without the approval of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” of a fund means the vote of:  (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

Concentration:  The Fund may not concentrate (invest 25% or more of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). With respect to the Fund’s fundamental investment policies and restrictions adopted by the Trust, “concentration” involves the Fund investing 25% or more of its total assets in securities of issuers in a particular industry.

Borrowing:  The Fund may not borrow money, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.  The 1940 Act allows a Fund to borrow from banks if they maintain 300% asset coverage for all such borrowings.  The Fund can also borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made. This loan may but need not be from a bank and the aggregate of all loans may not exceed 33 1/3% of the Fund’s assets.

Senior Securities: The Fund will not issue securities senior to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages, or pledges; (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

Underwriting:  The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Real Estate:  The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein (including real estate investment trusts), or investing in securities that are secured by real estate or interests therein.

Commodities:  The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving financial instruments, such as financial futures contracts and options thereon or investing in securities that are secured by physical commodities.

Lending:  The Fund may not make loans if, as a result, the amount of the Fund’s assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that the Fund may (i) purchase or hold debt instruments, loan participations and/or engage in direct corporate loans in accordance with its investment goal and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities to broker/dealers or institutional investors.  The fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

Diversification:  The Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Other Investment Companies:  The Fund will not invest in the securities of other investment companies, except as permitted under the 1940 Act, as amended.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund without any sales charge directly from the Fund, and through certain investment advisors, financial planners, brokers, dealers or other investment professionals or through fund supermarkets or retirement plans.  Shares of the Fund are offered on a continuous basis by Quasar Distributors, LLC, the Fund’s distributor (“Distributor”).  Other persons may receive compensation for their marketing and shareholder servicing activities.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.  The minimum initial investment is $2,500 and additional investments must total at least $100.  The minimum initial investment for qualified retirement accounts (“IRAs”) is $2,500 ($2,000 for Coverdell Education Savings Accounts) and there is no minimum for subsequent investments.  The Fund may also change or waive its policies concerning minimum investment amounts at any time.

The Fund does not intend to issue certificates representing shares purchased.  You will have the same rights of ownership with respect to such shares as if certificates had been issued.

You may buy shares at the Fund’s net asset value (“NAV”) per share, which is calculated as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern time) every day the exchange is open.  As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays:  New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding.  The Fund’s securities are valued each day at their market value, which usually means the last quoted sale price on the security’s principal exchange on that day.  Expenses and fees of the Fund, including management, distribution and shareholder servicing fees, are accrued daily and taken into account for the purpose of determining the NAV.

An example of how the Fund calculated its total offering price per share as of October 31, 2010 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$33,211,583	=	$13.18
2,520,621

Cash and receivables are valued at their realizable amounts.  Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Portfolio securities listed on the NASDAQ Global Market® system for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ Global Market® system shall be valued at the most recent trade price.

The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued.  Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to reflect the contract’s market value.

Short-term debt obligations with remaining maturities in excess of sixty (60) days are valued at current market prices, as discussed above.  Short-term securities with sixty (60) days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within sixty (60) days of maturity or, if already held by the Fund on the sixtieth (60th) day, based on the value determined on day sixty-one (61).

Corporate debt securities are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board.  Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier.  Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE.  The value of these securities used in computing the NAV of each class is determined as of such time.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $25.00 charge against your account for each returned item.  All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars.

Selling Shares

Shares of the Fund may be redeemed on any business day that the Fund calculates its NAV.  The sale price will be the next NAV calculated after your order is received by the Fund’s transfer agent, or by certain third parties who are authorized to receive redemption requests on the Fund’s behalf.  No fees are imposed by the Fund when shares are sold, except that Fund shares sold after being held for 180 days or less are subject to a redemption fee (payable directly to the Fund) of 2.00% of the sale proceeds.  There is a $15.00 fee that the Fund’s transfer agent may assess if you choose to redeem shares by a bank wire transfer.  This fee is subject to change.  You may receive your sale proceeds by check, wire transfer, or electronic funds transfer (“EFT”).

You may sell your shares by giving instructions to the Fund’s transfer agent by mail or by telephone.  The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.  During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement and the Fund reserves the right to suspend this privilege.  The Fund may suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

Certain written requests to sell shares require a signature guarantee.  For example, a signature guarantee may be required if your address of record on the account application has been changed within the last fifteen (15) days or if you ask that the proceeds be sent to a different person or address. In addition, all redemptions of $50,000 or more from any shareholder account require a signature guarantee.  A signature guarantee is used to help protect you and the Fund from fraud.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  Signature guarantees must appear together with the signature(s) of the registered owner(s), on:  (1)  a written request for redemption; or (2)  a separate instrument of assignment, which should specify the total number of shares to be redeemed (this “stock power” may be obtained from the Fund or from most banks or stock brokers).

If you sell shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion.  Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the custodian bank has completed collection of the purchase check.  The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC, or such exchange is closed for other than weekends and holidays; (b) the SEC has by order permitted such suspension; or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund is not reasonably practicable.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund.  This is especially likely to occur if there is a market decline.  If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.  Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

If dividend checks are returned to the Fund marked “unable to forward” by the postal service, the Fund will consider this a request by you to change your dividend option to reinvest all distributions.  The proceeds will be reinvested in additional shares at the Fund’s then current NAV until the Fund receives new instructions.

If mail is returned as undeliverable or the Fund is unable to locate you or verify your current mailing address, the costs of any efforts to find you may be deducted from your account.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed.  Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

The Fund also reserves the right to make a “redemption in-kind” if the amount you are redeeming is large enough to affect Fund operations or if the redemption would otherwise disrupt the Fund.  For example, the Fund may redeem shares in-kind if the amount represents more than 1% of the Fund’s assets.  When the Fund makes a “redemption-in-kind” it pays the redeeming shareholder in portfolio securities rather than cash.  A redemption in-kind is a taxable transaction to the redeeming shareholder.  If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs and other charges in converting the assets to cash.  The method of valuing securities used to make redemptions-in-kind will be the same as the method of valuing portfolio securities is described above.  Such valuation will be made as of the same time the redemption price is determined.

If the value of your account falls below $1,000 due to redemptions and not market action, the Fund may mail you a notice requesting that you increase your balance.  If your account value is still below $1,000 sixty (60) days after receipt of such request, the Fund may automatically close your account and send you the proceeds.  You will not be charged a redemption fee if your account is closed for this reason.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Fund are subject to portfolio holdings disclosure policies.  These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments which the Fund holds.  These portfolio holdings disclosure policies have been approved by the Trust’s Board of Trustees.

Disclosure of the Fund’s complete holdings is required to be made quarterly within sixty (60) days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Fund’s portfolio holdings disclosure policies, information about the Fund’s portfolio holdings is not distributed to any person unless:

•	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

•
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•
The disclosure is made pursuant to U.S. Bancorp Fund Services, LLC’s (“USBFS”) disclosure policies and procedures, which currently provide for the delivery of information regarding Fund portfolio holdings to rating and/or ranking organizations including, without limitation, Lipper, Morningstar®, Inc., Standard & Poor’s®, and Bloomberg™, L.P. which delivery currently occurs between the fifth and the tenth business day of the month following the end of a calendar quarter;

•
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to USBFS and the Trust’s Board of Trustees, attorneys or accountants;

•	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

•	The disclosure is made with the prior written approval of either the Trust’s President or its Chief Compliance Officer.

Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis.  These persons include:

•	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•
Rating and/or ranking organizations, specifically: Lipper; Morningstar®, Inc.; Standard & Poors®; Bloomberg™, L.P.; Vickers-Stock Research Corporation; Wilshire & Associates, Inc.; Thomson Financial™ Services; CapitalBridge; and Interactive Data Corporation, all of  which currently receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; or

•
Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Trust’s Board of Trustees; and the Trust’s attorneys, counsel for the independent trustees, and the Independent Registered Public Accounting Firm (currently, Metz Lewis Brodman Must O’Keefe LLC, Stradley, Ronon, Stevens & Young, LLP and Tait, Weller & Baker LLP, respectively), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s President or its Chief Compliance Officer, pursuant to the Fund’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.

No compensation or other consideration (as contemplated by SEC rules and regulations) is received by the Fund, its investment advisor, or any other party in connection with the ongoing arrangements described above.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders.  The Trustees are responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities.  The Trustees appoint the officers of the Fund who are responsible for administering the Fund’s day-to-day operations.  The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.  The Board consists of five individuals, four of whom are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”).  The names and business addresses of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Robert J. Dickson c/o Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1949	Trustee Chairman & President	Indefinite Term; Since December 2001 Indefinite Term; Since October 2010	Private Investor. Managing Director of Dickson Consulting, Chief Financial Officer and Senior Vice President of Cardiac Assist, Inc. (medical device company).	1	None

Ronald V. Pellegrini, M.D. c/o Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1936	Trustee	Indefinite Term; Since December 2001	Chief of Adult Cardiothoracic Surgery, UPMC – Passavant Hospital.	1	None

Bradley J. Franc c/o Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1958	Trustee	Indefinite Term; Since August 2008	Vice President and Director, Houston Harbaugh, P.C. (law firm).	1	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Donald F. Smith, Jr. c/o Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1964	Trustee	Indefinite Term; Since August 2008	President of the Regional Industrial Development Corp. (regional economic development not-for-profit organization specializing in real estate) (2009-Present); Founder and Director of the University Partnership of Pittsburgh (2002-2009) (economic development joint venture).	1	None

Interested Trustees and Officers

Douglas W. Kreps, CFA(1) Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1969	Trustee	Indefinite Term; Since December 2001	Director of Fort Pitt Capital Group, Inc.; Chairman & President of the Trust (2006-2010).	1	None

Charles A. Smith Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1959	Treasurer Vice President	Indefinite Term; Since December 2001 Indefinite Term; Since October 2010	Chief Investment Officer of Fort Pitt Capital Group, Inc.	N/A	N/A

Theodore M. Bovard Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1965	Interim Chief Compliance Officer & Secretary	Indefinite Term; Since October 2010	Chief Compliance Officer and Principal of Fort Pitt Capital Group, Inc.	N/A	N/A
(1)  This Trustee is deemed to be an “interested person” of the Trust as defined by the 1940 Act because of his relationship to the Fund’s investment advisor.

Additional Information Concerning The Board of Trustees

The Role of the Board
The Board provides oversight of the Trust’s management and operations.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various Trust service providers, such as the Trust’s investment advisors, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the investment advisors, distributor, administrator, custodian and transfer agent.  The office of Trust President is currently filled by an Independent Trustee, Robert J. Dickson, who also serves as the Board’s Chairman.  The Board has appointed individuals from the investment advisor to serve as the Trust’s officers.  All of the Trust’s officers are responsible to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed an Interim Chief Compliance Officer who administers the Trust’s compliance program, oversees third-party compliance operations, and reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established four standing committees, a Nominating Committee, an Audit Committee, a Qualified Legal Compliance Committee (the “QLCC”) and a Valuation Committee.  These committees are discussed in greater detail under “Board Committees,” below.  Currently, eighty percent (80%) of the members of the Board are Independent Trustees, who are Trustees not affiliated with the Advisor or its affiliates.  Moreover, each of the Audit Committee, Nominating Committee and QLCC are comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Chairman of the Board is also the President of the Trust.  He is an Independent Trustee -- that is, he is not an “interested person” of the Trust, as defined by the Investment Company Act of 1940.

The Board reviews its structure and composition during a self-evaluation it undertakes annually.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks.  The Audit Committee also meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the Advisor and portfolio managers as to investment risks as well as other risks.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure.  Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, a majority of the Trustees has served on the Board of the Trust since its inception.  They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  As mentioned above, the Board annually conducts a self-evaluation wherein the effectiveness of the Board and its Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-evaluation, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

Robert J. Dickson.  Mr. Dickson is experienced with financial and accounting  matters as a private investor, as the managing director of his own consulting firm, as the current chief financial officer of Cardiac Assist, Inc., and as a former nine-year employee of PricewaterhouseCoopers, where he was a Certified Public Accountant.     Mr. Dickson has also served in the past as a director of the Emerald Funds.  He remains a Certified Public Accountant, and also serves as one of the Trust’s two Audit Committee Financial Experts.

Ronald V. Pellegrini, M.D.   Dr. Pellegrini is a private investor who has served on the Trust’s board since 2001.   He currently serves as the Chief of Adult Cardiothoracic Surgery at UPMC – Passavant Hospital.   Dr. Pellegrini has significant investment experience, having served as the lead trustee for the retirement plan for a large physician practice.  He also provides the Fund with insight regarding issues in the healthcare industry.

Bradley J. Franc.  Mr. Franc is a licensed attorney, was a CPA with Arthur Young and Company, and currently serves as the Vice President and Director of Houston Harbaugh, P.C., a Pittsburgh law firm.  He also is a co-founder of Legal Network Limited, a legal staffing firm, and the co-founder of PCN Network Inc, a national closing company.  Mr. Franc serves as one of the Trust’s two Audit Committee Financial Experts.

Donald F. Smith, J, PhD.   Mr. Smith is the President of the Regional Industrial Development Corp.  Formerly, he was a Founder and Director of the University Partnership of Pittsburgh.  Mr. Smith also was the Director of the Center for Economic Development at the H. John Heinz III School of Public Policy and Management at Carnegie Mellon University, and has served on a number of regional economic development boards.  He also has been published in the field of venture capital and financing technology.

Douglas W. Kreps.   Mr. Kreps is experienced in financial, regulatory and investment matters through his executive experience as a Managing Director of the Trust’s Advisor, Fort Pitt Capital Group, Inc.  In addition to serving as a co-manager of the Fund, in his role as a portfolio manager for the Advisor he also manages approximately $450 million in assets invested in third party mutual funds.  As a result, he has significant knowledge evaluating performance, operations, and expenses of mutual funds.

Board Committees

The Board of Trustees has a standing Nominating Committee consisting of Robert J. Dickson, Bradley J. Franc, Ronald V. Pellegrini, M.D. and Donald F. Smith, Jr., all of whom are Independent Trustees.  The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust.  The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices.  However, the Nominating Committee anticipates that it will be able to identify a list of qualified candidates from its own resources.  The Nominating Committee did not meet during the last fiscal year ended October 31, 2010.

The Board of Trustees has a standing Audit Committee consisting of Robert J. Dickson, Bradley J. Franc, Ronald V. Pellegrini, M.D. and Donald F. Smith, Jr., all of whom are Independent Trustees.  The Audit Committee reviews the maintenance of the Trust’s records and the safekeeping arrangements of the Trust’s custodian, reviews the audit and non-audit work of the Trust’s independent auditors, and submits a recommendation to the full Board as to the selection of the independent auditors.  The Audit Committee met twice during the last fiscal year ended October 31, 2010.  The Audit Committee also serves as the Qualified Legal Compliance Committee.

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  The Valuation Committee meets as necessary when a price is not readily available.  The Valuation Committee did not meet during the fiscal year ended October 31, 2010.  Mr. Dickson and Mr. Kreps comprise the Valuation Committee; Mr. Kreps is an Interested Trustee.

Trustee Ownership of Fund Shares

Listed below for each of the officers and Trustees of the Trust is a dollar range of securities beneficially owned in the Fund as of December 31, 2010:

Amount Invested Key
A.	NONE
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Dollar Range of Fund Shares Owned
Name	Fort Pitt Capital Total Return Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Robert J. Dickson	A	A
Bradley J. Franc	A	A
Ronald V. Pellegrini, M.D.	E	E
Donald F. Smith, Jr.	A	A
Interested Trustee
Douglas W. Kreps	E	E

Compensation

For their service as Trustees of the Trust, the Independent Trustees receive $1,000 per quarterly meeting and $2,000 per annual meeting, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their service as Trustees.  These compensation amounts will remain in place until changed by the Board of Trustees with specific approval by the majority of Independent Trustees.  Neither the Trust nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Trust or Fund expenses.  The Board of Trustees held four meetings during the fiscal year ended October 31, 2010.  The members of the Trust’s Board of Trustees received the following compensation for the past fiscal year ended October 31, 2010:

Name of Person/Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation f rom Fund and Fund Complex(2) Paid to Trustees
Interested Trustee
Douglas W. Kreps	None	None	None	None
Independent Trustees
Robert J. Dickson Chairman and President	$5,000	None	None	$5,000
Bradley J. Franc	$5,000	None	None	$5,000
Ronald V. Pellegrini, M.D.	$2,000	None	None	$2,000
Donald F. Smith, Jr.	$5,000	None	None	$5,000
(1)           These figures represent payments from the Fund for the fiscal year ended October 31, 2010.
(2)           The “Fund Complex” includes only the Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.  As of February 11, 2011, the following shareholder owned of record or beneficially more than 5% of the Fund’s outstanding shares.

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	72.80%	Record

Management Ownership

As of January 31, 2011, the Officers and Trustees of the Trust, as a group, owned of record or beneficially 6.29% of the outstanding shares of the Fund.

Independent Trustee Interest in the Investment Advisor, Principal Underwriter or Affiliates

As of December 31, 2010, neither the Independent Trustees nor members of their immediate families owned securities beneficially or of record in the Fund’s investment advisor, principal underwriter or any affiliate of the investment advisor or principal underwriter.  Accordingly, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in the Fund’s investment advisor, principal underwriter or any of their affiliates.  Furthermore, during the two (2) most recently completed calendar years , neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Fund’s investment advisor, principal underwriter or any affiliate thereof were a party.

INVESTMENT ADVISOR AND ADVISORY AGREEMENT

The Advisor’s principal offices are located at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, PA 15220.  The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The Advisor is an independent, privately-owned firm, of which Douglas W. Kreps and Charles A. Smith, each a portfolio manager of the Fund, own an interest.  None of the shareholders of the Advisor own a “controlling” interest in the firm, as that term is defined in the 1940 Act.

The Advisor serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of May 17, 2004 (the “Advisory Agreement”), and was re-approved at a Board of Trustees meeting of the Trust on December 2, 2010.  The Advisor, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund’s investment goal, policies and restrictions as set forth in its prospectus, this SAI and the resolutions of the Trustees.  The Advisor is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.  The Advisor also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.  To protect the Fund, the Advisor and its officers, directors and employees are covered by fidelity insurance. The Advisor pays all expenses incurred by it in connection with its activities except the cost of securities (including brokerage commissions, if any) purchased for the Fund.  The services furnished by the Advisor are not exclusive, and the Advisor is free to perform similar services for others.

Under the Advisory Agreement, the Advisor is entitled to receive a monthly investment advisory fee from the Fund.  The Advisor’s fee schedule provides that the Fund will pay the Advisor 1.00% on assets of up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion.  The fee is computed at the close of business on the last business day of each month in accordance with the Advisory Agreement.  The Advisor has contractually agreed to waive its advisory fee or assume as its own expense certain expenses otherwise payable by the Fund (“Expense Waiver and Assumption Agreement”) to the extent necessary to ensure that net operating expenses of the Fund (excluding acquired fund fees and expenses) do not exceed 1.24% of the Fund’s average daily net assets.  To the extent that the Advisor waives fees or makes payments to limit Fund expenses, the Advisor may seek to recoup such waived fees or expense payments after this practice is discontinued.  The Expense Waiver and Assumption Agreement’s current one-year term expires on May 17, 2012 and will automatically renew for another year (through May 17, 2013) unless the Trust or Advisor gives the other at least thirty days prior notice.  The advisory fees accrued for the Fund for the three most recent three fiscal years ended October 31 are shown below.

	2010	2009	2008
Total Advisory Fees Accrued	$322,196	$279,610	$412,231
Fees Waived/Expenses Absorbed	$307,960	$273,165	$266,244
Net Fees paid to Advisor	$14,236	$6,445	$145,987

Under the terms of the Expense Waiver and Assumption Agreement, the Advisor may recapture a portion of the advisory fees waived/expenses absorbed no later than the dates shown below:

	October 31,

2011	2012	2013
$266,244	$273,165	$307,960

Unless sooner terminated in accordance with its terms, the Advisory Agreement is initially effective for a period of two years and may be continued from year to year, provided that such continuance is approved at least annually by a vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Trustees, and in either event by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

PORTFOLIO MANAGERS

The Advisor serves as investment advisor to the Fund.  Charles A. Smith and Douglas W. Kreps serve as lead portfolio manager and portfolio manager of the Fund, respectively.  The portfolio managers are responsible for the day-to-day management of the Fund and accounts other than the Fund.  Information regarding the other accounts managed by Messrs. Smith and Kreps, including the number of accounts, the total assets in those accounts, and the categorization of the accounts as of October 31, 2010, is set forth below.

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Based Fees
	Number	Assets (in millions)	Number	Assets
Charles A. Smith
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	843	$524 million	0	$0

Douglas W. Kreps
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,414	$449 million	0	$0

The Advisor has not identified any material conflicts between the Fund and other accounts managed by the firm.  However, actual or apparent conflicts may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  The Advisor’s management fees for the services it provides to other accounts may be higher or lower than the advisory fees it receives from the Fund.  Also, the management of other accounts may require the Advisor to buy more stock than is available on the market.  This may reduce the amount of shares allocated to the Fund.  The firm uses a modified random allocation procedure to reduce the possibility that the Fund or another account may receive favorable treatment.  Last, the Fund and the other accounts may have different objectives, which could result in the purchase of a security in one account concurrent with a sale in another account.

As of October 31, 2010, each portfolio manager receives a base salary to manage both the Fund and other separate accounts.  The base salary is fixed on an annual basis by the Board of Directors of the Advisor, and is in line with current industry averages.  If the Advisor is profitable at year end, then the directors of the Advisor may choose to make a profit sharing contribution as additional compensation.  Due to their significant ownership stakes in the Advisor, the remainder of the portfolio managers’ compensation consists of Subchapter S dividends paid out by the Advisor based on its profitability.  It is the Advisor’s belief that this arrangement encourages each portfolio manager to focus on consistent, long-term results for the Fund.  The portfolio managers’ compensation is not based on the performance of the Fund or any other separate account they manage, nor is such compensation based on the value of assets in the Fund or any other separate account they manage.

Messrs. Smith and Kreps may participate in a standard 401(k) retirement plan that is available to all other employees of the Advisor after completion of six months of service.  The Advisor’s retirement plan is run under the ERISA safe harbor provisions, whereby the Advisor contributes 3% of salary for all employees.  The Advisor may make additional matching and profit sharing contributions based on the profitability of the firm.

Set forth below are the dollar ranges of Fund shares beneficially owned by each portfolio manager as of October 31, 2010, using the following ranges: None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000:

Portfolio Manager	Dollar Range of Shares of the Fund
Charles A. Smith	Over $1,000,000
Douglas W. Kreps	$100,001 - $500,000

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund.  Such payments may be divided into categories as follows:

Support Payments

Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs, including mutual fund platforms, and/or in connection with meetings between the Fund’s representatives and financial intermediaries and their sales representatives. The Advisor may make cash payments to financial intermediaries for providing shareholder servicing, marketing and support and/or access to sales meetings, sale representatives and management representatives of the financial intermediaries.  Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.  Although the Advisor currently has no such arrangements in place, cash compensation may, in the future, be paid to financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to the Fund’s shareholders.

Certain service fees charged by financial intermediaries, such as sub-administration, sub-transfer agency and other shareholder services fees, which exceed the amounts approved by the Board and payable by the Fund, are paid by the Advisor.

The Advisor has agreements with four broker dealers in place which allow for shareholder participation in mutual fund platforms without any brokerage transaction fee.  Those broker dealers are Charles Schwab and Company, TD Ameritrade, Fidelity, and Prudential.  The Fund reimburses these broker dealers at the same rate it pays for accounts held directly through the Fund.  Any additional expenses associated with the platforms are paid by the Advisor.

Entertainment, Conferences and Events

The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Advisor has paid for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

CODE OF ETHICS

The Fund, the Advisor and the Fund’s principal underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that governs the conduct of employees of the Fund, the Advisor, and the Fund’s principal underwriter who may have access to information about the Fund’s securities transactions.  The Code of Ethics recognizes that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of their own interests.  Under the Code of Ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a Fund, subject to certain general restrictions.  Among other things, the Code of Ethics requires the pre-clearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund or other clients of the Advisor; and contains prohibitions against personal trading in initial public offerings.  Violations of the Code of Ethics are subject to review by the Trustees and could result in severe penalties.

In order to comply with applicable securities laws, the Advisor and the Fund maintain a list of restricted securities.  This list will include those stocks which the Advisor is in the process of buying or selling for the Fund.  Persons subject to the Code of Ethics will not trade in securities on the restricted list.  The Advisor and Fund also maintain a list of “watch list” securities.  This list includes core portfolio holdings as well as securities which are actively being researched for purchase.

PROXY VOTING POLICIES

The Board has adopted proxy voting policies and procedures (“Policies”) on behalf of the Fund that delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Advisor has adopted proxy voting policies and procedures and understands its obligations to ensure that the proxies are voted in the best interests of its clients.  The Policies also require the Advisor to present to the Board, at least annually, its proxy voting guidelines used pursuant to the Policies, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest and any material deviations from the guidelines.  It is the policy of the Advisor to consider the guidelines when voting Fund proxies, though all proxy issues are considered on their own merits and voting decisions may take into account particular circumstances of the issuer.  Matters not covered by the Advisor’s guidelines are referred to the Fund’s Board of Trustees for consideration.  The Advisor has also established a Proxy Committee responsible for maintaining the Policies, including the Advisor’s proxy voting guidelines.

Certain of the Advisor’s proxy voting guidelines are summarized below:

•
In the area of individual securities management, mergers, acquisitions, divestitures and the like, the Advisor will judge each proposal on its merits keeping in mind the best interest of Fund shareholders, however, the Advisor generally votes for proposals that enhance shareholder rights and against proposals that tend to limit shareholder rights;

•	With respect to corporate takeover defenses and related actions, the Advisor generally votes in favor of proposals that enhance the shareholders’ bargaining position;

•
With respect to changes in compensation plans, because the Advisor recognizes that companies need to provide competitive compensation, it will generally vote for proposals that provide incentive-based compensation and against proposals that do not;

•
Regarding changes in corporate structure and capitalization, the Advisor generally supports actions that enable companies to gain better access to capital markets, but will generally vote against proposals that appear to entrench management and that do not provide economic value to shareholders.

Although many proxy proposals can be voted in accordance with the guidelines established by the Proxy Committee, some proposals will require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations.

Conflicts of Interest

In the event that a proposal raises a material conflict of interest between the Advisor and the Fund, the Advisor will consult the Board of Trustees of the Fund and will abide by their recommendation with respect to the proposal, which may include, among other things; following the Board’s voting recommendation, abstaining, or following the recommendation of an independent third party.

More Information

The actual voting records relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 866-688-8775 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by at 866-688-8775 and will be sent within three (3) business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

SERVICE AGREEMENTS

As more fully described below, the Trust has entered into a number of agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) a Wisconsin limited liability company, pursuant to which management-related and other services are performed for the Fund.  USBFS serves as the Administrator, Transfer and Dividend Disbursing Agent, and Fund Accountant.  U.S. Bank, N.A serves as the Fund’s Custodian.  The principal office of USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and the principal office of U.S. Bank, N.A. is located at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212.  USBFS, U.S. Bank, N.A, and Quasar Distributors, LLC are affiliated entities.

The Fund is also subject to certain financial intermediary service agreements.  Each such agreement permits the intermediary to perform certain administrative services for which the Trust pays the intermediary a fee out of Fund assets.  However, to the degree an intermediary’s services are deemed to be related to distribution of Fund shares, the Fund’s Advisor pays for such services pursuant to a fee allocation which the Trust’s Board of Trustees approves.

Administrator

Pursuant to a Fund Administration Servicing Agreement with the Trust (the “Administration Agreement”), USBFS serves as Administrator of the Fund and subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund’s Advisor.  Under the Administration Agreement, USBFS provides certain administrative services and facilities for the Fund.  These services include preparing and maintaining books, records, tax and financial reports, and monitoring compliance with state and federal regulatory requirements.  The Fund paid USBFS the following fees for administrative services received during the three most recent fiscal years ended October 31:

	2010	2009	2008
Administration Fees Paid	$51,314	$46,498	$46,433

Fund Accounting

Pursuant to an Accounting Agreement with the Trust (the “Accounting Agreement”), USBFS is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset values per share of the Fund and calculating yield, dividends and capital gain distributions; and preparing security position, transaction and cash position reports.

Under the Accounting Agreement, USBFS maintains portfolio trading records and records of brokerage activity in order to provide monthly brokerage reports that identify brokers and set forth commission amounts.  USBFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings.  USBFS is responsible for expenses accrued and payment reporting services.  USBFS provides tax accounting services and tax-related financial information to the Trust.  USBFS also monitors compliance with the regulatory requirements relating to maintaining accounting records.

Transfer Agent

Pursuant to a Transfer Agency Agreement with the Trust, USBFS also acts as the Trust’s transfer, dividend disbursing and redemption agent.  USBFS provides certain shareholder and other services to the Trust, including: furnishing account and transaction information; providing mailing labels for the distribution to the Fund’s shareholders of financial reports, prospectuses, proxy statements and other such materials; providing compliance reporting; calculating distribution plan and marketing expenses; and maintaining shareholder account records.

USBFS is responsible for processing orders for Fund shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions with Fund shares.  If so requested by the Trust, USBFS will produce shareholder lists and reports for proxy solicitations.  USBFS receives and processes redemption requests and administers distribution of redemption proceeds.  USBFS also handles shareholder inquiries and provides routine account information.  In addition, USBFS prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Additionally, the Trust has certain financial intermediary service agreements, under which the intermediary performs administrative sub-transfer agency services related to Fund shares which the intermediary sells.

Custodian

Pursuant to a Custodian Servicing Agreement with the Trust, U.S. Bank, N.A. (the “Custodian”) acts as the custodian of the Trust’s securities and cash.  Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian and may be entered into the Federal Reserve Book Entry System of the security depository system of the Depository Trust Corporation.  The Custodian maintains a separate account in the name of the Fund.  The Custodian is responsible for holding and making payments of all cash received for the account of the Fund.

From the account, the Custodian may make payments for the purchase of securities, payment of interest, taxes, fees and other operating expenses.  The Custodian is authorized to endorse and collect checks, drafts or other orders for payment.  The Custodian is also responsible for the release or delivery of portfolio securities.  Additionally, the Custodian monitors compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and the laws of the states.  The Custodian is compensated on the basis of an annual fee based on market value of assets of the Fund and on fees for certain transactions.

Distributor

Quasar Distributors, LLC (the “Distributor”), located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a distribution agreement with the Trust (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The offering of the Fund’s shares is continuous.

The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders, and printing and mailing sales literature.

Quasar is also the distributor for the First American Funds.  Quasar is entitled to receive a fee from the First American Funds for distribution services at the annual rate of 0.25% of the average daily net assets value of the shares in connection with these exchanges.

Distribution Plan

The Board of Trustees has adopted (but has not yet implemented), and the Fund’s shareholders have approved, a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  If the Distribution Plan is implemented, the Fund will be authorized to use the assets of the Fund to reimburse the Advisor, the Distributor or others for expenses incurred by such parties in the promotion and distribution of the shares of the Fund.  If implemented, the Distribution Plan will authorize the use of distribution fees to pay expenses including, but not limited to, printing prospectuses and reports used for sales purposes, preparing advertising and sales literature, and other distribution-related expenses.  The maximum amount payable under the Distribution Plan is 0.25% of the Fund’s average daily net assets on an annual basis.  Because these fees would be paid out of the Fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment.

FINRA’s maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based.  This rule limits the aggregate distribution fees to which shareholders might be subject under the terms of the Distribution Plan.

The Distribution Plan was re-approved with an expiration date of December 31, 2010, by a majority of the Board of Trustees at a meeting which took place on December 3, 2009, and may be extended annually thereafter by the approval of a majority of the Fund’s Board of Trustees, including a majority of the Independent Trustees.  As adopted, the Fund does not intend to implement the Distribution Plan or authorize any payments under the Distribution Plan until the Fund has sufficient operating history to warrant such implementation or authorization.

Neither a distribution plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on the distribution plan and the related agreements.

 The Distribution Plan requires that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Distribution Plan or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of Rule 12b-1 under the 1940 Act and setting out the amounts expended under the Distribution Plan and the purposes for which those expenditures were made.  The Distribution Plan provides that so long as it is in effect the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Once implemented, the Distribution Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the Distribution Plan.  The Distribution Plan may be terminated at any time by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to the Distribution Plan or by vote of a majority of the outstanding voting securities of the Fund.

The Distribution Plan may not be amended so as to materially increase the amount of the distribution fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund.  In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Distribution Plan.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, audits the Trust’s annual financial statements included in the Fund’s Annual Report to Shareholders and reviews the Trust’s tax returns and registration statement filed with the SEC.  Tait, Weller & Baker LLP, is located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS AND TURNOVER

The Fund’s portfolio securities transactions are placed by the Advisor.  The goal of the Fund is to obtain the best available prices in its portfolio transactions, taking into account the costs, promptness of executions and other qualitative considerations.  There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange.  The Advisor evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker’s commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in servicing the Advisor and its clients.  In transactions on equity securities and U.S. government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Advisor, better prices and executions are available elsewhere.

The Advisor, when effecting purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange; or (ii) at a higher rate of commission charges, if reasonable, in relation to brokerage and research services provided to the Fund or the Advisor by such member, broker, or dealer.  Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments.  The Advisor may use research and services provided by brokers and dealers in servicing all its clients, including the Fund, and not all such services will be used by the Advisor in connection with the Fund.  In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Advisor may from time to time receive services and products which serve both research and non-research functions.  In such event, the Advisor makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.  The execution of a transaction for any portfolio by a broker or dealer is permitted only if the selection of that broker or dealer is not influenced by considerations about the sale of Fund shares.  The Fund paid the following in brokerage commissions for the three prior fiscal years ended October 31:

	2010	2009	2008
Brokerage Fees Paid	$3,373	$1,662	$9,350

The Advisor provides investment advisory services to individuals and other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts, and other investment pools.  There may be occasions on which other investment advisory clients advised by the Advisor may also invest in the same securities as the Fund.  When these clients buy or sell the same securities at substantially the same time, the Advisor may average the transactions as to price and allocate the amount of available investments in a manner which is believed to be equitable to each client, including the Fund.  On the other hand, to the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

The SEC requires the Fund to provide certain information regarding securities held of its regular brokers or dealers (or their parents) as of the Fund’s most recent fiscal year end.  The following table identifies those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the fiscal year ended October 31, 2010.

Broker-Dealer	Aggregate Value
Charles Schwab	$616,000

For the fiscal years ended October 31, 2010, 2009, and 2008, the Fund paid an affiliate of the Distributor brokerage commissions of $3,208, $1,377, and $8,185, respectively, on transactions involving the payment of commissions having a total market value of $6,493,614, $6,510,043, and $72,136,332, respectively.  Of the brokerage commissions paid by the Fund for the fiscal years ended October 31, 2010, 2009, and 2008, 95.36%, 82.85%, and 87.54%, respectively, were paid to an affiliate of the Distributor in connection with transactions involving securities having a market value equal to 55.90%, 55.35%, and 86.60%, respectively, of the total market value of securities on which the Fund paid commissions.

The Fund does not engage in frequent trading and turnover tactics for short-term gains, however, the Advisor will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.  While the Fund anticipates that its annual portfolio turnover rate should not exceed 30% under normal conditions, it is impossible to predict portfolio turnover rates.  The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.  The portfolio turnover rates for the two past fiscal years ended October 31 were as follows:

	2010	2009
Portfolio Turnover Rate	7%	8%

SHARES OF BENEFICIAL INTEREST

The Trust is a series statutory trust that currently offers one series of shares.  The beneficial interest of the Trust is divided into an unlimited number of shares, with a par value of $0.001 each.  Each share has equal dividend, voting, liquidation and redemption rights.  There are no conversion or preemptive rights.  Shares, when issued, will be fully paid and nonassessable.  Fractional shares have proportional voting rights.  Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees.  Shares will be maintained in open accounts on the books of the transfer agent, and certificates for shares will generally not be issued.  The Fund does not intend to hold annual shareholder meetings.  The Fund, however, may hold special meetings for matters requiring shareholder approval.

If they deem it advisable and in the best interests of shareholders, the Trustees may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends.  If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees.  Upon the Trust’s liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

DIVIDENDS

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash.  Shareholders will receive a confirmation of each new transaction in their account.  The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan or an Automatic Investment Plan.  Shareholders may rely on these statements in lieu of stock certificates.  Stock certificates representing shares of the Fund will not be issued.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments.  This income, less expenses incurred in the operation of the Fund, constitute its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains.  The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Effect of Foreign Withholding Taxes.  The Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce the Fund’s income dividends paid to you.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

Effect of Foreign Investments on Distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund.  Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund.  These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund’s ordinary income otherwise available for distribution to you.  This treatment could increase or reduce the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.  A return of capital generally is not taxable to you upon distribution; however, it is taxable as a capital gain upon redemption of your Fund shares.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”).  When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

Information on the Tax Character of Distributions.  The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company (“RIC”).  The Fund intends to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to so qualify during the current fiscal year.  As a RIC, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to you.  In such a case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements.  The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to 100% of undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes.  The Fund intends to declare and pay sufficient dividends in December (or in January in which case you must treat them as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemption of Fund Shares.  Redemptions including redemptions in-kind and exchanges of Fund shares are taxable transactions for federal and state income tax purposes that could cause you to recognize a taxable gain or loss.  If you redeem your fund shares or exchange them for shares of the First American Prime Obligations Fund, you are required to report any gain or loss.  If you hold your shares as a capital asset, any gain or loss that you realize will be capital gain or loss and will be short-term or long-term, generally depending on how long you have owned your shares.  Any loss incurred on the redemption or exchange of shares held for six (6) months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.  All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within thirty (30) days before or after your redemption or exchange.  Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations.  Most states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the fund.  Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. Dividends paid by the Fund will generally qualify for the 70% dividends-received deduction for corporations, but the portion of the dividends so qualifies depends on the aggregate taxable qualifying dividend income received by such Fund from domestic (U.S.) sources.  The dividends received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment.  Additionally, if requested, the Fund will send to any such corporate shareholders a statement each year advising them of the amount designated by the Fund as eligible for such treatment.  All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Qualified Dividend Income Distribution for Individual Shareholders.  As a result of recent federal tax legislation, a portion of the dividends paid by the Fund may be taxable to non-corporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income.  If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.  The Fund will advise you of the tax status of distributions shortly after the close of each calendar year.

Investment in Complex Securities.  The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments.  This, in turn, could affect the amount, timing and/or tax character of income distributed to you by the Fund.  For example, if the Fund is permitted to invest in options or futures contracts, it could be required to mark-to-market these contracts at its fiscal year end.  Under these rules, gains or losses on these contracts would be treated as 60% long-term and 40% short-term capital gains or losses.

Capital loss carryforwards.   As of October 31, 2010, the Fund had capital losses which may be carried forward to offset future capital gains as shown below:

Capital Losses Expiring in:
2017	$1,008,048

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended October 31, 2010 and the report of the Fund’s Independent Registered Public Accounting Firm in connection therewith, are included in the Fund’s 2010 Annual Report to Shareholders, as filed with the SEC on January 5, 2011, which are incorporated by reference into this SAI.  A copy of the Annual Report to Shareholders may be obtained from the Fund upon request and without charge.

APPENDIX

Standard & Poor’s® (“S&P®”) Corporate Bond Rating Definitions

AAA-Debt rated “AAA” has the highest rating assigned by S&P®. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated “BB”, “B”, “CCC”, and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating “CI” is reversed for income bonds on which no interest is being paid.

D-Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Services©, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated “Aaa” are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated “Aa” are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are “Ba” are judged to have speculative elements; their future cannot be considered well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated “B” generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc. Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A-Bonds considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative.  The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.  The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D-Bonds are in default on interest and/or principal payments.  Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.  “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

FORT PITT CAPITAL FUNDS

PART C

OTHER INFORMATION

Item 28      Exhibits.

(a)	(i)
Certificate of Trust dated August 16, 2001 is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 13, 2001.

(ii)
Form of Agreement and Declaration of Trust is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 13, 2001.

(b)
By-Laws, as amended July 21, 2008 is herein incorporated by reference from the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2009.

(c)		Instruments Defining Rights of Shareholders – Incorporated by reference to Article III and V of the Agreement and Declaration of Trust and Article II of the Registrant’s Bylaws.
(d)	(i)
Investment Advisory Agreement is herein incorporated by reference from the Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 14, 2004.

(ii)
Expense Waiver and Assumption Agreement is herein incorporated by reference from the Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 14, 2004.

(iii)
Amended Exhibit A to the Investment Advisory Agreement is herein incorporated by reference from the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2009.

(e)
Distribution Agreement is herein incorporated by reference from the Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 14, 2004.

(f)		Bonus, profit sharing contracts – None.
(g)
Custody Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 20, 2001.

(h)	(i)
Fund Administration Servicing Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 20, 2001.

(ii)
Transfer Agent Servicing Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 20, 2001.

(iii)
Fund Accounting Servicing Agreement is herein incorporated by reference from the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2009.

(iv)
Agreement of the Joint Insureds is herein incorporated by reference from the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 20, 2001.

(iv)
MFx Access Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 20, 2001.

(v)
Amendment to the Custody Agreement, Distribution Agreement, Fund Accounting Servicing Agreement, Fund Administration Servicing Agreement and Transfer Agent Servicing Agreement is herein incorporated by reference from the Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 28, 2007.

(vi)
Amendment to the Transfer Agent Agreement is herein incorporated by reference from the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2009.

(vii)
Third Amendment to Transfer Agent Servicing Agreement is herein incorporated by reference from the Post-Effective Amendment No. 14 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 26, 2010.

(i)
Opinion and consent of counsel is herein incorporated by reference from the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 20, 2001.

(j)	(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(ii)
Power of Attorney is herein incorporated by reference from the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2009.

(k)		Financial statements omitted from prospectus – None.
(l)
Initial Capital Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 20, 2001.

(m)
Distribution Plan pursuant to Rule 12b-1 is herein incorporated by reference from the Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 14, 2004.

(n)		Rule 18f-3 – None.
(o)		Reserved.
(p)	(i)
Code of Ethics of Fort Pitt Capital Group, Inc. is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 24, 2005.

(ii)
Code of Ethics of Fort Pitt Capital Fund is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 24, 2005.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Reference is made to Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust and Article VI of the Registrant’s By-Laws.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.                      Business and Other Connections of Investment Adviser

Fort Pitt Capital Group, Inc., the investment advisor to the Fort Pitt Capital Total Return Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions.  Fort Pitt Capital Group, Inc. is an investment advisor registered under the Investment Advisers Act of 1940.  Additional information as to Fort Pitt Capital Group and its directors and officers is included in its Form ADV filed with the Commission (File No. 801-49761).  See Part B – Statement of Additional Information for more information.

Item 32.                      Principal Underwriter

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Keystone Mutual Funds
Allied Asset Advisors Funds	Kiewit Investment Fund, LLLP
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters’ Select Funds Trust
Artio Global Funds	Matrix Advisors Value Fund, Inc.
Brandes Investment Trust	Monetta Fund, Inc.
Brandywine Blue Funds, Inc.	Monetta Trust
Bridges Investment Fund, Inc.	MP63 Fund, Inc.
Buffalo Funds	Nicholas Family of Funds, Inc.
Country Mutual Funds Trust	Permanent Portfolio Family of Funds, Inc.
DoubleLine Funds Trust	Perritt Funds, Inc.
Empiric Funds, Inc.	Perritt Microcap Opportunities Fund, Inc.
Evermore Funds Trust	PineBridge Mutual Funds
First American Funds, Inc.	PRIMECAP Odyssey Funds
First American Investment Funds, Inc.	Professionally Managed Portfolios
First American Strategy Funds, Inc.	Prospector Funds, Inc.
Fort Pitt Capital Funds	Purisima Funds
Glenmede Fund, Inc.	Quaker Investment Trust
Glenmede Portfolios	Rainier Investment Management Mutual Funds
Greenspring Fund, Inc.	RBC Funds Trust
Guinness Atkinson Funds	SCS Financial Funds
Harding Loevner Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Funds Trust	TIFF Investment Program, Inc.
Hennessy Funds, Inc.	Trust for Professional Managers
Hennessy Mutual Funds, Inc.	USA Mutuals Funds
Hennessy SPARX Funds Trust	Wall Street Fund
Hotchkis and Wiley Funds	Wexford Trust
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
Jacob Funds, Inc.	WY Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. (2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(c)	Not applicable.

Item 33.                      Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be located at the offices of the Registrant and at additional locations as follows:

Name	Address
Fort Pitt Capital Group, Inc.	680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220
Registrant’s Fund Accountant, Administrator, Fulfillment Servicing Agent and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, N.A. 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 34.                      Management Services

All management-related service contracts are discussed in Parts A or B of this Registration Statement.

Item 35.                      Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh and the State of Pennsylvania on February 28, 2011.

Fort Pitt Capital Funds

By: Robert J. Dickson*
Robert J. Dickson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 15 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Robert J. Dickson*	Chairman, President and	February 28, 2011
Robert J. Dickson	Trustee

/s/ Douglas W. Kreps	Trustee	February 28, 2011
Douglas W. Kreps

Bradley J. Franc*	Trustee	February 28, 2011
Bradley J. Franc

Donald F. Smith, Jr.*	Trustee	February 28, 2011
Donald F. Smith, Jr.

Ronald V. Pellegrini*	Trustee	February 28, 2011
Ronald V. Pellegrini

Charles A. Smith*	Treasurer	February 28, 2011
Charles A. Smith

*By: /s/ Douglas W. Kreps

Douglas W. Kreps, Attorney-In Fact as per Power of Attorney previously filed and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(j)(i)	Consent of Independent Registered Public Accounting Firm